UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2012

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events

On December 10, 2012, TG Therapeutics, Inc. (the “Company”) issued a press release announcing highlights from the TG-1101 and TGR-1202 posters presented at the 54th Annual Meeting of the American Society of Hematology (“ASH”), held this past weekend, at the Georgia World Congress Center in Atlanta, Georgia. A copy of the press release, which outlines portions of the ASH conference materials, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by the Company on December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.

(Registrant)

Date: December 10, 2012

By:  /s/ Sean A. Power

Sean A. Power

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by TG Therapeutics, Inc. on December 10, 2012.